UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No.     )

Filed by the Registrant  ☒                                     Filed by a Party other than the Registrant  ☐

Check the appropriate box:

☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☒	Definitive Additional Materials
☐	Soliciting Material Pursuant to §240.14a-12

Accenture plc

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check all boxes that apply):

☒	No fee required.

☐	Fee paid previously with preliminary materials.

☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

Your Vote Counts! ACCENTURE PLC 2023 Annual General Meeting Vote by January 31, 2023 11:59 PM EST. For shares held in a Plan by UBS Financial Services, Inc., vote by January 29, 2023 11:59 PM EST. C/O GENERAL COUNSEL AND CORPORATE SECRETARY 500 W MADISON CHICAGO, ILLINOIS 60661 USA D93080-P81907-Z83705 You invested in ACCENTURE PLC (“Accenture”) and it’s time to vote! You have the right to vote on proposals being presented at the Annual General Meeting. This is an important notice regarding the availability of proxy material for the shareholder meeting to be held on Wednesday, February 1, 2023. Get informed before you vote View the Notice of Annual Meeting, 2022 Proxy Statement and Annual Report for the fiscal year ended August 31, 2022 (the “Proxy Materials”) and our 2022 Irish financial statements online OR you can receive a free paper or email copy of the material(s) by requesting prior to January 18, 2023. If you would like to request a copy of the material(s) for this and/or future shareholder meetings, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy. For complete information and to vote, visit www.ProxyVote.com Control # Smartphone users Point your camera here and vote without entering a control number Vote in Person at the Meeting* February 1, 2023 1:30 pm, local time The Dock 7 Hanover Quay Grand Canal Dock Dublin 2, Ireland *Please check the meeting materials for any special requirements for meeting attendance. At the meeting, you will need to request a ballot to vote these shares. V1.1

Vote at www.ProxyVote.com THIS IS NOT A VOTABLE BALLOT This is an overview of the proposals being presented at the upcoming shareholder meeting. Please follow the instructions on the reverse side to vote these important matters. Voting Items Board Recommends 1. Appointment of the following nominees to the Board of Directors: Nominees: 1a. Jaime Ardila For 1b. Nancy McKinstry For 1c. Beth E. Mooney For 1d. Gilles C. Pélisson 1e. Paula A. Price For 1f. Venkata (Murthy) Renduchintala For 1g. Arun Sarin For 1h. Julie Sweet For 1i. Tracey T. Travis For 2. To approve, in a non-binding vote, the compensation of our named executive officers. 1 Year 3. To approve, in a non-binding vote, the frequency of future non-binding votes to approve the compensation of our named executive officers. 1 Year 4. To ratify, in a non-binding vote, the appointment of KPMG LLP (“KPMG”) as independent auditor of Accenture and to authorize, in a binding vote, the Audit Committee of the Board of Directors to determine KPMG’s remuneration. For 5. To grant the Board of Directors the authority to issue shares under Irish law. For 6. To grant the Board of Directors the authority to opt-out of pre-emption rights under Irish law. For 7. To determine the price range at which Accenture can re-allot shares that it acquires as treasury shares under Irish law. For Prefer to receive an email instead? While voting on www.ProxyVote.com, be sure to click “Sign up for E-delivery”. D93081-P81907-Z83705